Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

NOTE 5

Income Taxes

Effective Tax Rate

Prior to October 31, 2011, amounts presented in these financial statements related to income taxes have been determined on a separate return basis; however, our operating results have been included in ITT’s consolidated U.S. federal and state income tax returns. With the exception of certain dedicated foreign entities, we were deemed to settle the current tax balances at Spin-off and prior to the Spin-off annually at year-end with the legal tax-paying entities in the respective jurisdictions. The quarterly taxes payable balance is recorded in other accrued liabilities on the unaudited Condensed Consolidated and Combined Balance Sheet.

Our quarterly income tax expense is measured using an estimated annual effective tax rate, adjusted for discrete items within the period. The comparison of effective tax rates between periods is significantly affected by discrete items recognized during the periods, the level and mix of earnings by tax jurisdiction and permanent differences.

For the three months ended March 31, 2012, the Company recorded an income tax provision of $51 or 42.1% of income from continuing operations before income tax expense compared to $42 or 33.9% during the same prior year period. The effective tax rate varies from the federal statutory rate of 35% due to the unfavorable impact of state taxes offset by favorable impacts from the U.S. manufacturing deduction. The effective tax rate for the three months ended March 31, 2012 also included the unfavorable impact of nondeductible separation costs and discrete items related to the Spin-off. The 2011 effective tax rate benefited from the federal research and development tax credit, which expired at the end of 2011.

Uncertain Tax Positions

Under the Tax Matters Agreement entered into between Exelis and ITT in connection with the Spin-off, ITT agreed to assume liability up to a certain amount for U.S. federal, state or local income taxes that are determined on a consolidated, combined, unitary or similar basis for each taxable period in which Exelis was included in such consolidated, combined, unitary or similar group with ITT. We remain responsible for certain foreign income taxes and any income taxes (primarily state taxes) that are not determined on a consolidated, combined, unitary or similar basis for each taxable period in which Exelis was included in such consolidated, combined, unitary or similar group with ITT. With respect to future federal, state, and foreign income tax audits of pre Spin-off tax returns (other than separate returns of Exelis or Xylem Inc.), Exelis, ITT, and Xylem Inc. have generally agreed to share in any unfavorable tax audit liabilities over a specified threshold. ITT is responsible for liabilities below the threshold.

As of March 31, 2012 and December 31, 2011, we had no unrecognized tax benefits. We do not believe that unrecognized tax benefits will significantly increase within twelve months of the reporting date.

We classify interest relating to tax matters as a component of interest expense and tax penalties as a component of income tax expense in our unaudited Condensed Consolidated and Combined Statement of Operations. We did not have any interest accrued for tax matters as of March 31, 2012 and December 31, 2011.

NOTE 6

Income Taxes

Prior to October 31, 2011, amounts presented in these combined financial statements related to income taxes have been determined on a separate return basis, however our operating results have been included in ITT’s consolidated U.S. federal and state income tax returns. With the exception of certain dedicated foreign entities, we were deemed to settle the current tax balances at Spin-off and prior to the Spin-off annually at year-end with the legal tax-paying entities in the respective jurisdictions. The Spin-off and annual year-end settlements are reflected as changes in parent company investment in the Consolidated and Combined Balance Sheets.

The source of pre-tax income and the components of income tax expense are as follows:

	Year Ended December 31,
	2011	2010	2009
Income components
United States	$515	$672	$673
Foreign	22	24	27

Total pre-tax income	$537	$696	$700

Income tax expense components
Current income tax provision
United States – federal	$73	$176	$239
United States – state and local	10	24	27
Foreign	7	6	8

Total current income tax provision	90	206	274

Deferred income tax provision
United States – federal	115	40	(28)
United States – state and local	5	2	(5)
Foreign	1	—	—

Total deferred income tax provision	121	42	(33)

Total income tax expense	$211	$248	$241

Effective income tax rate	39.3%	35.6%	34.4%

A reconciliation of the tax provision at the U.S. statutory rate to the effective income tax rate as reported is as follows:

	Year Ended December 31,
	2011	2010	2009
Tax provision at U.S. statutory rate	35%	35.0%	35.0%
Foreign tax rate differential	0.1	(0.2)	(0.2)
Effect of repatriation of foreign earnings, net of tax credit	3.0	0.5	(0.2)
State and local income tax, net of federal benefit	2.9	3.7	3.2
Research credit	(1.0)	(1.0)	(1.1)
Tax examinations	—	(0.1)	—
Domestic manufacturing deduction	(1.2)	(2.7)	(2.7)
Other	0.5	0.4	0.4

Effective income tax rate	39.3%	35.6%	34.4%

Deferred tax assets and liabilities are determined on temporary differences between the financial reporting and tax bases of assets and liabilities, applying enacted tax rates for the year in which we expect the difference. Deferred tax assets and liabilities include the following:

	December 31,
	2011	2010
Deferred Tax Assets
Employee benefits	$862	$92
Accrued expenses	151	161
Loss carryforwards	25	3
Inventory	10	30
Credit carryforwards	4	1
Other	14	15

Subtotal	1,066	302
Valuation allowance	—	—

Total deferred tax assets	$1,066	$302

Deferred Tax Liabilities
Intangibles	$248	$251
Plant, property and equipment	75	59
Investment	—	7
Unbilled receivable	117	68
Foreign subsidiaries	13	—
Other	1	—

Total deferred tax liabilities	$454	$385

Deferred taxes in the Combined and Consolidated Balance sheets consist of the following:

	December 31,
	2011	2010
Current assets	$106	$121
Non-current assets	507	—
Other non-current liabilities	(1)	(204)

Net deferred tax Assets (liabilities)	$612	$(83)

In connection with the Spin-off, we have recorded $16 of income tax expense and $13 of deferred tax liability for the excess of the financial reporting basis over the tax basis for our foreign earnings, because we do not plan to reinvest such earnings indefinitely outside the United States. The tax exposure on the remaining foreign earnings that we plan to indefinitely reinvest overseas is not significant.

Our tax attributes available to reduce future taxable income begin to expire as follows:

Attribute	Amount	First Year of Expiration
U.S net operating losses	$60	December 31, 2031
State net operating losses	81	December 31, 2020
U.S. tax credits	4	December 31, 2020
State tax credits	6	December 31, 2018

As of December 31, 2011, no valuation allowance was established to reduce deferred tax assets related to certain U.S. state and foreign net operating losses as these losses are expected to be utilized in the future.

Shareholders’ equity at December 31, 2011 and 2010 reflects excess tax benefits related to stock-based compensation in 2011 and 2010 of approximately $2.

Uncertain Tax Benefits

We recognize tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the Consolidated and Combined Financial Statements from such positions are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. Under the Tax Matters Agreement entered into between Exelis and ITT per the Spin-off, ITT agreed to assume liability up to a certain amount for U.S. federal, state or local income taxes that are determined on a consolidated, combined, unitary or similar basis for each taxable period in which Exelis was included in such consolidated, combined, unitary or similar group with ITT. We remain responsible for certain foreign income taxes and any income taxes (primarily state taxes) that are not determined on a consolidated, combined, unitary or similar basis for each taxable period in which Exelis was included in such consolidated, combined, unitary or similar group with ITT. As a result of the indemnification, at Spin-off, Exelis reversed the recorded liability (including accrued interest) to ITT related to these tax positions in the amount of $21, with an offsetting adjustment to parent company equity. With respect to future federal, state, and foreign income tax audits of pre Spin-off tax returns (other than separate returns of Exelis or Xylem Inc.), Exelis, ITT, and Xylem Inc. have generally agreed to share in any unfavorable tax audit liabilities over a specified threshold. ITT is responsible for liabilities below the threshold.

A reconciliation of the beginning and ending amount of unrecognized tax benefits as follows:

	Year Ended December 31,
	2011	2010	2009
Unrecognized tax benefits at January 1,	$38	$48	$16
Additions for
Current year tax positions	2	4	30
Prior year tax positions	—	1	3
Reductions for
Indemnification	(21)	—	—
Prior year tax positions	(19)	(14)	(1)
Statute of limitations	—	(1)	—

Unrecognized tax benefits at December 31, 2011	$—	$38	$48

As of December 31, 2011, 2010 and 2009, the amount of unrecognized tax benefits, if recognized, that would affect the effective tax rate is $0, $18, and $18, respectively.

We do not believe that unrecognized tax benefits will significantly increase within twelve months of the reporting date. In prior years, unrecognized tax benefits were primarily related to tax years that remain subject to examination by the relevant taxing authorities. The following table summarizes ITT’s earliest open tax years by major jurisdiction:

Jurisdiction	Earliest Open Year
United Kingdom	2008
United States	2007

We classify interest relating to tax matters as a component of interest expense and tax penalties as a component of income tax expense in our Consolidated and Combined Statements of Operations. During 2011, 2010, and 2009, we recognized net interest expense of $0, $1, and $2 related to tax matters, respectively. As of December 31, 2011, 2010, and 2009, we had $0, $3, and $3 of interest accrued for tax matters, respectively.